File Number 33-21534
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

SUPPLEMENT TO ENTERPRISE ACCUMULATION
TRUST PROSPECTUS DATED MAY 1, 2002.


This information reflects changes to
the Prospectus.

Effective June 17, 2002, SSgA Funds
Management, Inc. ("SsgA") replaced
Vontobel USA Inc. as Fund Manager of
the International Growth Fund.  SSgA's
address is Two International Place,
Boston, MA 02110.

SSgA is affiliated with State Street
Global Advisors, which was established
in 1978.  As of December 31, 2001,
SSgA had $57 billion in assets under
management.  Usual investment minimum
is $20 million.

Day-to-day management of the
International Growth Fund is
performed by an investment
management team.

June 20, 2002